Exhibit 10 (i)


                              SECOND AMENDMENT TO
                      AMENDED AND RESTATED LEASE AGREEMENT

         THIS SECOND AMENDMENT TO AMENDED AND RESTATED LEASE AGREEMENT (the "Amendment") is dated as of September 15, 2004 and is by and between GROVE ISLE ASSOCIATES, LTD., a Florida limited partnership (the "Lessor") and WESTGROUP GROVE ISLE ASSOCIATES, LTD., a Florida limited partnership (the "Lessee").

RECITALS

         A. Lessor and Lessee are parties to that certain Amended and Restated Lease Agreement dated as of November 19, 1996, as amended by Amendment to Amended and Restated Lease Agreement dated December 10, 1999 (as so amended, the "Lease") pertaining to, among other things, the land, improvements, real property and FF&E described therein and which are collectively called therein the "Demised Premises".

         B. Lessee desires to sublease to Grove Spa, LLC, a Delaware limited liability company ("Spa Tenant") that portion of the Demised Premises depicted on Exhibit A hereto (the "Spa Property") and in connection therewith, the Lessor and Lessee desire to modify this Lease in certain respects.

         NOW, THEREFORE, in consideration of the Premises as well as the mutual benefits inuring to each party hereunder, the Lessor and Lessee agree that the foregoing recitals are true and correct and further agree as follows:

          1. Definitions. All capitalized terms used in this Amendment without definition shall have the meanings given to them in the Lease.

         2. Term. Article II of the Lease is amended to extend the initial Termination Date from December 31, 2006 to December 31, 2016. Accordingly, December 31, 2016 is substituted in lieu and place of December 31, 2006 in
Article II.

         3. Option to Extend. Article IV of the Lease is amended and restated in its entirety as follows:

         "Provided that the Lessee is not in default under this Lease, and in addition to the "Right of First Offer" (defined below), the Lessee shall have the right to extend the term of this Lease for two (2) additional twenty (20) year terms on the same terms and conditions as contained in this Lease (each such option to extend is called an "Extension Option"), provided Lessee gives Lessor written notice of Lessee's intention to exercise such Extension Option at least nine (9) months, but not more than twelve (12) months, prior to the Termination Date, or the first extended Termination Date, as applicable."



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         4.  Operating  Revenue.  Lessor  confirms and agrees that Net Operating
Surplus shall not include the results of operations of the Spa Tenant.

         5. Consent to Sublease. Lessor hereby consents to Lessee's sublease of the Spa Property to the Spa Tenant pursuant to a sublease of even date herewith (the "Sublease"), a copy of which is attached hereto as Exhibit B.

         6. Termination Payment. Section 5.1 of the Lease is amended and restated in its entirety as follows:

         "Provided Lessee exercises any Extension Option and is not then in default hereunder, then Lessor will pay to Lessee the 'Termination Payment". The "Termination Payment" means fifty percent (50%) of the amount by which the value of the Demised Premises on the Termination Date exceeds $11,480,000.00, plus the value of Noble House Associates, LLC's percentage ownership interest in Grove Spa, LLC. The Termination Payment shall be due on the 10th day after the amount thereof is determined pursuant to Section 5.2 below, but if Lessor fails to provide a "Lessor's Appraisal" within 60 days after Lessor receives "Lessee's Appraisal" (each defined below), then such payment shall be due on the 60th day after Lessor receives Lessee's Appraisal. The Termination Payment shall not be a personal obligation of the Lessor, and the Lessee's recourse for recovery of the Termination Payment shall be limited to the Demised Premises and the Retained Club Rights. In addition, in no event shall the Termination Payment or any part thereof be due or payable if the Lease is terminated for any reason (other than a material and/or willful default or breach by the Lessor). The payment of the Termination Payment shall terminate all rights and obligations of any kind under this Lease (and the sublease permitted hereunder attached hereto as Exhibit B) for all purposes."

         7. Estoppel. Lessor represents and acknowledges that the Lease is in full force and effect that it has no knowledge that any uncured default exists under the Lease, and that all rent and other sums payable to Lessor thereunder through August 2004 have been paid in full. Lessee represents and acknowledges that the Lease is in full force and effect that it has no knowledge that any uncured default exists under the Lease.

         8. Existing Spa Provision. Section 15.5 of the Lease is hereby deleted in its entirety.

         9. No Implied Modification. Except as expressly set forth in this Amendment, the Lease shall remain in full force and effect without modification.


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                                         ESSOR:

                                         GROVE ISLE ASSOCIATES, LTD.,
                                         a Florida limited partnership,
                                         by Courtland Investments,
                                         Inc., a Delaware corporation, its
                                         sole general partner

/s/ Lynette Benitez                      By:
------------------------------                    ------------------------------
Print Name: Lynette Benitez

/s/ Keith W. Crank
------------------------------
Print Name: Keith W. Crank

                                         LESSEE:

                                         WESTGROUP GROVE ISLE ASSOCIATES LTD., a
                                         Florida limited partnership, by
                                         WESTGROUP PARTNER, INC., a California
                                         corporation, its sole
                                         general partner

                                         By:
                                                  ------------------------------
                                         Patrick R. Colee, President


------------------------------
Print Name:


------------------------------
Print Name:




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                                         LESSOR:

                                         GROVE ISLE ASSOCIATES, LTD.,
                                         a Florida limited partnership,
                                         by Courtland Investments,
                                         Inc., a Delaware corporation, its sole
                                         general partner

                                         By:
------------------------------                    ------------------------------
Print Name:


------------------------------
Print Name:

                                         LESSEE:

                                         WESTGROUP GROVE ISLE ASSOCIATES LTD., a
                                         Florida limited partnership, by
                                         WESTGROUP PARTNER, INC., a California
                                         corporation, its sole general partner

                                         By:   /s/ Patrick R. Colee
                                                  ------------------------------
                                         Patrick R. Colee, President

/s/ Christine Evens
------------------------------
Print Name: Christine Evens

/s/ Donna Mackner
------------------------------
Print Name: Donna Mackner






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